SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 2

                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 1999
                                                  --------------


                        PHILADELPHIA SUBURBAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                   1-6659                      23-1702594
   ---------------              ------------                 --------------
   (State or other              (Commission                  (IRS Employer
   jurisdiction of              File Number)                 Identification
    incorporation)                                               Number)


      762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania           19010
      ------------------------------------------------         ----------
         (Address of principal executive offices)              (Zip Code)


                                 (610) 527-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     As indicated in the Registrant's Form 8-K as filed with the Securities and Exchange Commission on March 12, 1999 ("Form 8-K") and Amendment No. 1 to the Form 8-K as filed with the Commission on May 5, 1999 ("Amendment No. 1"), the financial and pro forma financial information required to be filed therewith would be filed not later than 60 days after March 12, 1999. Accordingly, this Amendment No. 2 to Form 8-K ("Amendment No. 2") amends and modifies Item 7 of the Form 8-K to read in its entirety as follows:

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          The financial statements of Consumers Water Company for the period ended December 31, 1998 and the notes thereto, and the report of Arthur Andersen LLP, independent auditors, thereon were filed as
          Exhibit 7.1 to Amendment No. 1, and such Exhibit is incorporated herein by reference.

     (b)  Pro Forma Financial Information (Unaudited)

          The pro forma condensed combined balance sheet (unaudited) as of December 31, 1998 and the pro forma combined statement of income (unaudited) for the three years ended December 31, 1998, 1997 and 1996 and the notes thereto,are filed as Exhibit 7.2 to this Amendment No. 2 and such Exhibit is incorporated herein by reference.

     (c)  Exhibits

          7.1 Financial Statements of Consumers Water Company as of and for the year ended December 31, 1998.

          7.2 Pro forma condensed combined balance sheet (unaudited) as of December 31, 1998 and the pro forma combined statement of income (unaudited) for the three years ended December 31, 1998, 1997 and 1996 and the notes thereto.

          23.1 Consent of Arthur Andersen LLP


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PHILADELPHIA SUBURBAN CORPORATION


Date: May 11, 1999                            /s/  Roy H. Stahl
                                              --------------------------------
                                              Name:  Roy H. Stahl
                                              Title: Senior Vice President and
                                                     General Counsel


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


                                  EXHIBIT INDEX


Exhibit                                                                    Page

     7.1  Financial Statements of Consumers Water Company as of and         --
          for the year ended December 31, 1998. (Filed as Exhibit 7.1 to Current Report on Form 8-K/A, Amendment No. 1, dated
          May 5, 1999.)

     7.2  Pro forma condensed combined balance sheet (unaudited) as of       5
          December 31, 1998 and the pro forma combined statementof income (unaudited) for the three years ended December 31, 1998, 1997 and 1996 and the notes thereto

     23.1 Consent of Arthur Andersen LLP (Filed as Exhibit 23.1 to          --
          Current Report on Form 8-K/A, Amendment No. 1, dated
          May 5, 1999.)


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